January ____, 2005

[customer name]
[customer address]

Re:	Proposed Reorganization of Expedition Funds; Compass Wealth Management Group Account No. _________________

Dear _____________:

     We are pleased to enclose very important materials relating to the investment of the above-referenced account (the Account) in the Expedition Funds. As described in these materials, the Board of Trustees of the Expedition Funds has unanimously recommended the reorganization of each of the portfolios of the Expedition Funds into designated portfolios of the Goldman Sachs Funds and has set a date for a special meeting of the shareholders of the Expedition Funds to vote on the proposed reorganization.

     The enclosed materials include:

•

A letter from the President of the Expedition Funds describing the reasons for the recommendation of the Board of Trustees and providing you with information concerning how to exercise your right to vote on the proposed reorganization transaction.

•	A Notice of Special Meeting of Shareholders of each of the Expedition Funds to be held on February 24, 2005 to consider the proposed plan of reorganization.

•

A Combined Proxy Statement/Prospectus that describes, among other things, the proposed agreement and plan of reorganization of the Expedition Funds and the Goldman Sachs Funds, the reasons for the reorganization and a comparison of important aspects of the Expedition Funds and the corresponding Goldman Sachs Funds, including their investment objectives and principal investment strategies, investment restrictions, service providers, risks, and fees and expenses.

•

The current prospectus for each of the Goldman Sachs Funds of which the Account, as an Expedition Fund shareholder, would become a shareholder by virtue of the reorganization, if it is approved. The prospectuses contain important information regarding the investment objectives, investment policies, fees, charges and expenses, and risks of the respective Goldman Sachs Funds.

•	A proxy ballot for each of the Expedition Funds held by the Account.

        Our records indicate that you exercise voting authority over assets held in the Account and, accordingly, have the right to vote on the proposed reorganization transaction. Please read the enclosed materials carefully before you vote, and retain a copy of those materials for your records. Your vote, and your prompt action, are IMPORTANT.

        Each of the Expedition Funds is proposed to be reorganized into existing Goldman Sachs Funds, each of which has investment objectives and policies that are, in general, similar to those of its corresponding Expedition Fund. In addition, if the reorganization is approved, the Goldman Sachs Fund shares the Account will receive in the reorganization will have the same total dollar value as the total dollar value of the Expedition Fund shares held by the Account immediately prior to the reorganization. In connection with the reorganization, each of the Expedition Funds will transfer its assets and certain liabilities to a designated Goldman Sachs Fund and, in exchange for the transfer of assets and certain liabilities, Expedition Fund shareholders will receive shares in the corresponding Goldman Sachs Fund. The Combined Proxy Statement/Prospectus contains side-by-side charts showing which Goldman Sachs Fund and share class Expedition Fund shareholders will receive in the reorganization, if it is approved. In summary,

•

Any of the Account’s holdings in the Expedition Equity Fund, Expedition Investment Grade Bond Fund, Expedition Equity Income Fund or Expedition Tax-Free Investment Grade Bond Fund will be exchanged for Institutional Shares of the corresponding Goldman Sachs Fund identified in the Combined Proxy Statement/Prospectus.

•

Institutional Shares of the Expedition Money Market Fund and Expedition Tax-Free Money Market Fund, as the case may be, will be exchanged for FST Administration Shares of the corresponding Goldman Sachs Fund; whereas Investment Service Shares of the Expedition Money Market Fund and Expedition Tax-Free Money Market Fund, as the case may be, will be exchanged for FST Service Shares of the corresponding Goldman Sachs Fund.

        No sales loads will be charged as a result of the exchange of Expedition Fund shares for Goldman Sachs Fund shares in the reorganization.

        Compass Bank and certain of its affiliates and divisions serve as the investment adviser and custodian of the Expedition Funds and also provide services to the Expedition Funds and its other service providers in other capacities. Compass Bank and its affiliates and divisions receive compensation for services to the Expedition Funds and certain other service providers to the Expedition Funds, and otherwise in connection with the investment of assets of clients and customers in the Expedition Funds. If the reorganization is consummated, these service and compensation arrangements will terminate. Goldman Sachs Asset Management, L.P. serves as the investment adviser to the Goldman Sachs Funds and State Street Bank and Trust Company serves as custodian of the Goldman Sachs Funds. Compass Bank is not affiliated with Goldman Sachs Asset Management or State Street Bank and Trust Company. However, Compass Bank and various of its affiliates and divisions will receive compensation from the Goldman Sachs Funds and from Goldman Sachs Asset Management and other service providers to the Goldman Sachs Funds in connection with the investment of assets of clients and customers in the Goldman

Sachs Funds, including as a result of the reorganization transactions. The Combined Proxy Statement/Prospectus contains more information concerning these compensation arrangements.

        Your Wealth Management Group Relationship Manager will be pleased to answer your questions and to assist you in understanding the voting process and how to exercise the Account’s rights to vote. Thank you for your prompt attention to this important matter.

Sincerely,

William C. Helms
Wealth Management Executive

SHARES OF THE EXPEDITION FUNDS AND THE GOLDMAN SACHS FUNDS:

•	ARE NOT OBLIGATIONS OR DEPOSITS OF OR ENDORSED OR GUARANTEED BY COMPASS BANK OR ANY OF ITS AFFILIATES OR ANY OTHER FINANCIAL INSTITUTION,

•	ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY,

•	INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ALTHOUGH MONEY MARKET MUTUAL FUNDS SEEK TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET MUTUAL FUND.

The distributor of the Expedition Funds is SEI Investments Distribution Co. and the distributor of the Goldman Sachs Trust is Goldman, Sachs & Co. Neither SEI Investments Distribution Co. nor Goldman, Sachs & Co. is affiliated with Compass Bancshares or Compass Bank.

QUESTION AND ANSWER

THE EXPEDITION FUNDS’ PROXY STATEMENT/PROSPECTUS

MANDATORY DISCLAIMER: The following disclosure should be made to all customers either at the beginning or immediately before terminating the phone call.

In order to avoid any confusion regarding the nature of your present investment in the Expedition Funds or regarding an investment in the Goldman Sachs Funds, please note the following:

Shares of the Expedition Funds and shares of the Goldman Sachs Funds are not deposits or obligations of, or guaranteed or endorsed by, Compass Bank, Compass Bancshares or their affiliates or any other bank or financial institution.

Shares of the Expedition Funds and shares of the Goldman Sachs Funds are not insured by the FDIC, the Federal Reserve Board, or any other government agency.

Shares of the Expedition Funds and shares of the Goldman Sachs Funds involve investment risks, including the possible loss of the principal amount invested.

Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

You should read the Combined Proxy Statement/Prospectus you have received carefully.

What is this document that I received in the mail?

You have received a Combined Proxy Statement/Prospectus which discusses a proposal to reorganize each of the portfolios offered by the Expedition Funds into a corresponding portfolio offered by the Goldman Sachs Trust. This proposal will be voted on at a Special Meeting of Shareholders of the Expedition Funds scheduled for February 24, 2005. You received this document because you exercise voting authority over the investments held by your Wealth Management Group account and the account was a shareholder of one or more of the portfolios of the Expedition Funds on January 3, 2005. Shareholders of record on January 3, 2005 are entitled to notice of, and to vote at, the Special Meeting of Shareholders. The portfolios of the Goldman Sachs Trust involved in the proposed reorganization are known as the Goldman Sachs Funds. One or more proxy ballots were included in the mailing to enable you to vote the shares held by the account for or against the proposed reorganization transactions.

Why did I receive more than one proxy ballot?

Expedition Fund shareholders will vote on the proposed reorganization transactions on a portfolio by portfolio (i.e., fund by fund) basis. You should have received a proxy ballot for each of the Expedition Funds in which your Wealth Management Group account held shares on January 3, 2005, which is the record date for the February 24, 2005 Special Meeting of Shareholders.

What is the purpose of the proposed transaction?

The Board of Trustees of the Expedition Funds has determined that the reorganization of each of the Expedition Funds into a corresponding Goldman Sachs Fund is in the best interests of the shareholders of each of the Expedition Funds. In approving the reorganization, the Expedition Board of Trustees considered, among other things, the continued viability of the Expedition Funds, due to their relatively small asset size and lack of growth and prospects for growth, and the expected increase in compliance costs as a result of recent regulatory initiatives. Among the potential benefits to the shareholders of the Expedition Funds considered by the Board of Trustees are the following:

(1)	The Goldman Sachs Funds will offer the Expedition shareholders the opportunity to become part of a larger and more diverse family of mutual funds representing different asset classes;

(2)

The Goldman Sachs Funds will offer the Expedition shareholders the opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities;

(3)

The Goldman Sachs Funds will offer the Expedition shareholders the opportunity to invest in larger funds which can potentially use their asset size to achieve greater portfolio diversification and spread relatively fixed costs, such as legal fees, over a larger asset base;

(4)

The project post-reorganization expense ratios of the Goldman Sachs Funds, before applicable fee waivers, will be lower than the operating expense ratios of the corresponding Expedition Funds. The expense ratios of the Goldman Sachs Funds also will be lower than those of the corresponding Expedition Funds (or, in the case of one fund, the same) after applicable voluntary fee waivers are taken into account. Voluntary fee waivers may be discontinued at any time.

When will the proposed reorganization transactions occur?

The meeting of the shareholders of the Expedition Funds to consider the reorganization transactions is scheduled for 10:00 a.m., on February 24, 2005. If the reorganization transactions are approved by the required percentage of the shareholders of the Expedition Funds, it is anticipated that the reorganization will take place on or about February 25, 2005.

What will happen to my holdings in the Expedition Funds if the reorganizations take place?

Each of the Expedition Funds will transfer its assets and certain liabilities to a designated Goldman Sachs Fund. In exchange for the transfer of assets and certain liabilities, Expedition Fund shareholders will receive shares in the corresponding Goldman Sachs Fund. The Combined Proxy Statement/Prospectus contains side-by-side charts showing which Goldman Sachs Fund and share class Expedition Fund shareholders will receive in the reorganization. Please let me know if you need verification of the classes of shares of the Expedition Funds currently held by the account.

2

How much will my new shares be worth?

On the day that you become a shareholder of the Goldman Sachs Fund or Funds, you will receive shares of the Goldman Sachs Fund or Funds equal in aggregate value to your shares of the corresponding Expedition Funds. It is possible that you won’t own the same number of shares that you owned in the Expedition Funds, but the aggregate value of those shares will be the same on the date of the transfer of assets.

Do the Goldman Sachs Funds make the same kinds of investments as the Expedition Funds?

The agreement and plan of reorganization approved by the Expedition Funds’ Board of Trustees contemplates the reorganization of each of the Expedition Funds into a corresponding portfolio of the Goldman Sachs Funds that has similar investment objectives and policies. There are some differences in the investment policies and strategies of the Expedition Funds and the corresponding Goldman Sachs Funds, which differences are described in the Combined Proxy Statement/Prospectus.

What is Compass' role with the Goldman Sachs Funds?

Compass Bank and certain of its affiliates and divisions to the Compass Bank serve as the investment adviser and custodian of the Expedition Funds and also provide services to the Expedition Funds and its other service providers in other capacities. Compass Bank and its affiliates and divisions receive compensation for services to the Expedition Funds and certain other service providers to the Expedition Funds, and otherwise in connection with the investment of assets of clients and customers in the Expedition Funds. If the reorganization is consummated, these service and compensation arrangements will terminate. Goldman Sachs Asset Management, L.P. serves as the investment adviser to the Goldman Sachs Funds and State Street Bank and Trust Company serves as custodian of the Goldman Sachs Funds. Compass Bank is not affiliated with Goldman Sachs Asset Management or State Street Bank and Trust Company. However, Compass Bank and various of its affiliates and divisions will receive compensation from the Goldman Sachs Funds and from Goldman Sachs Asset Management and other service providers to the Goldman Sachs Funds in connection with the investment of assets of clients and customers in the Goldman Sachs Funds, including as a result of the reorganization transactions. The Combined Proxy Statement/Prospectus contains more information concerning these compensation arrangements.

What class of shares of the Goldman Sachs Funds will my account receive in the organization?

The Combined Proxy Statement/Prospectus contains side-by-side charts showing which Goldman Sachs Fund and share class Expedition Fund shareholders will receive in the reorganization. Please let me know if you need verification of the classes of shares of the Expedition Funds currently held by the account.

3

What are the costs to shareholders in connection with the proposed reorganization transactions?

Neither the Expedition Funds nor the Goldman Sachs Trust will bear any direct fees or expenses in connection with the reorganization or any explicit brokerage commissions resulting from portfolio transactions executed on behalf of the Expedition Funds in preparation for, or immediately following, the reorganizations. As described in detail in the Combined Proxy Statement/Prospectus, Compass Asset Management, the Expedition Funds’ investment adviser, has agreed to be responsible for various expenses associated with the reorganization and Goldman Sachs Asset Management, L.P., the Goldman Sachs Funds’ investment adviser, has agreed to make a payment to Compass Asset Management to defray reorganization expenses and certain other expenses.

No front-end or contingent deferred sales loads will be imposed on the shares of the Goldman Sachs Funds issued to Expedition Fund shareholders in connection with the reorganization transactions.

How do the expenses of the Goldman Sachs Funds compare with those of the Expedition Funds?

The applicable class of shares of the Goldman Sachs Financial Square Tax-Free Money Market Fund has lower overall expenses before waivers and the same expense ratios after waivers as its corresponding Expedition Fund, the Expedition Tax-Free Money Market Fund. In the case of each of the other Goldman Sachs Funds, overall expenses both before and after waivers are lower than the applicable class of the corresponding Expedition Fund. The waivers are voluntary and can be terminated at any time. You should consult the Combined Proxy Statement/Prospectus for more information.

What should I do?

Please review the Combined Proxy Statement/Prospectus and other materials you received carefully and then vote. The proxy ballot that you received allows you to vote by mail, phone or internet. The Board of Trustees of the Expedition Funds has unanimously recommended that the shareholders of the Expedition Funds vote to approve the proposed transaction. This recommendation is based on the determination by the Board of Trustees that the proposed reorganization of the Expedition Funds into selected portfolios of the Goldman Sachs Funds will be in the best interests of the shareholders of the Expedition Funds.

Will I continue to enjoy exchange privileges?

Because the proposed reorganization contemplates that the Expedition Funds will cease operations, following the reorganizations, if approved and completed, there will no longer be any Expedition Funds available for an exchange. However, following the reorganization, the former Expedition Fund shareholders will be able to exchange their shares of Goldman Sachs Funds among comparable shares of most or all of the other Goldman Sachs Funds.

4

Will the transfer of assets result in taxes to my account?

The reorganization transactions are intended to be tax-free under federal income tax laws, although there can be no assurance that the Internal Revenue Service will not adopt a contrary position. However, the sale of securities by an Expedition Fund prior to the reorganization could increase the amount of the final distribution made by the Expedition Fund prior to the reorganization. Immediately prior to the reorganization, all Expedition Funds will declare and pay to shareholders a final distribution of all of their investment company taxable income for taxable years before the effective time of the reorganization and all of its net capital gain, if any, recognized in taxable years ending on or before the effective time of the reorganization.

Do I have to return the proxy ballot in order to vote?

You may vote by returning the completed proxy ballot by mail, by voting on-line or by voting by telephone. Instructions concerning each of these methods of voting are contained in the proxy ballot that accompanied the Combined Proxy Statement/Prospectus.

What happens if I don’t vote?

Your vote is important, no matter how you decide to vote. Unless the holders of more than 50% of the outstanding shares of a particular Expedition Fund return their vote, the shareholder meeting may have to be adjourned and additional proxy materials may have to be sent out, at considerable cost in dollars and time. The affirmative vote of the holders of more than 50% of the outstanding shares of a particular Expedition Fund is required in order to approve the reorganization of that Expedition Fund into the designated Goldman Sachs Fund.

What happens if the reorganization is approved?

If the required percentage of shareholders approve the reorganization and your account holds Expedition Fund shares at the time of the reorganization, your account will become a shareholder of the corresponding Goldman Sachs Fund even if you did not vote the account’s shares or voted the account’s shares against the reorganization. If you do not wish to have your account’s Expedition Fund shares exchanged for shares of a corresponding Goldman Sachs Fund as part of the reorganization, the shares should be redeemed prior to the consummation of the reorganization. If the account’s shares are redeemed, you will recognize a taxable gain or loss based on the difference between the account’s tax basis in the shares and the amount received for them.

What happens if the shareholders of some of the Expedition Funds approve the reorganization and the shareholders of other Expedition Funds do not approve the reorganization?

The Expedition Funds, the Goldman Sachs Trust and their respective investment advisers will have several options in the event the reorganization is approved by the required percentage of the shareholders of some of the Expedition Funds, but not by the shareholders of other Expedition Funds. The first option will be to consummate the reorganization with respect to those of the

5

Expedition Funds that approved the reorganization. The second option would be to decide not to consummate the reorganization with respect to any of the Expedition Funds.

______________________________________________

IMPORTANT NOTE: FOR INTERNAL USE ONLY. NOT TO BE DISTRIBUTED TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE.

6

January ___, 2005

[customer name]
[customer address]

Re:	Proposed Reorganization of Expedition Funds

Dear Expedition Fund Shareholder:

        We are pleased to enclose very important materials relating to your investment in the Expedition Funds. As described in these materials, the Board of Trustees of the Expedition Funds has unanimously recommended the reorganization of each of the portfolios of the Expedition Funds into designated portfolios of the Goldman Sachs Trust (the Goldman Sachs Funds) and has set a date for a special meeting of the shareholders of the Expedition Funds to vote on the proposed reorganization.

      The enclosed materials include:

•	A letter from the President of the Expedition Funds describing the reasons for the recommendation of the Board of Trustees and providing you with information concerning how to exercise your right to vote on the proposed reorganization transaction.

•	A Notice of Special Meeting of Shareholders of each of the Expedition Funds to be held on February 24, 2005 to consider the proposed plan of reorganization.

•	A Combined Proxy Statement/Prospectus that describes, among other things, the proposed agreement and plan of reorganization of the Expedition Funds and the Goldman Sachs Funds, the reasons for the reorganization and a comparison of important aspects of the Expedition Funds and the corresponding Goldman Sachs Funds, including their investment objectives and principal investment strategies, investment restrictions, service providers, risks, and fees and expenses.

•	The current prospectus for each of the Goldman Sachs Funds of which you, as an Expedition Fund shareholder, would become a shareholder by virtue of the reorganization, if it is approved. The prospectuses contain important information regarding the investment objectives, investment policies, fees, charges and expenses, and risks of the respective Goldman Sachs Funds.

•	One or more proxy ballots. If you own shares in more than one of the Expedition Funds, you will receive a proxy ballot for each of the Expedition Funds in which you own shares.

        As a shareholder in the Expedition Funds, you have the right to vote on the proposed reorganization transaction. You should read the enclosed materials carefully before you vote, and retain a copy of those materials for your records. Your vote, and your prompt action, are IMPORTANT.

        Each of the Expedition Funds is proposed to be reorganized into existing Goldman Sachs Funds, each of which has investment objectives and policies that are, in general, similar to those of its corresponding Expedition Fund. In addition, the Goldman Sachs Fund shares you will receive in the reorganization will have the same total dollar value as the total dollar value of the Expedition Fund shares you held immediately prior to the reorganization.

        No front-end or contingent deferred sales loads will be charged as a result of the exchange of Expedition Fund shares for Goldman Sachs Fund shares in the reorganization. Compass Bank and various of its affiliates and divisions, including Compass Asset Management and Compass Brokerage, Inc.,

receive compensation for various services to the Expedition Funds and certain other service providers to the Expedition Funds, and otherwise in connection with the investment of assets of clients and customers in the Expedition Funds. If the reorganization is consummated, these compensation arrangements will terminate. However, Compass Bank and various of its affiliates and divisions, including Compass Asset Management and Compass Brokerage, Inc., will receive compensation from the Goldman Sachs Funds and from Goldman Sachs Asset Management, L.P. and other service providers to the Goldman Sachs Funds in connection with the investment of assets of clients and customers in the Goldman Sachs Funds resulting from the reorganization or from other transactions. The Combined Proxy Statement/Prospectus contains more information concerning these compensation arrangements.

        If you have any your questions or need assistance in understanding the voting process and how to exercise your rights as a shareholder, please contact Steve Brownlow in our banking affiliate’s Wealth Management Group at 713-831-5777, or contact your Compass Brokerage representative. Thank you for your prompt attention to this important matter.

Sincerely,

Clark B. Tucker
Senior Vice President and COO
Compass Brokerage, Inc.

SHARES OF THE EXPEDITION FUNDS AND THE GOLDMAN SACHS FUNDS:

•	ARE NOT OBLIGATIONS OR DEPOSITS OF OR ENDORSED OR GUARANTEED BY COMPASS BROKERAGE, INC., COMPASS BANK OR ANY OF THEIR AFFILIATES OR ANY OTHER FINANCIAL INSTITUTION,

•	ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY,

•	INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ALTHOUGH MONEY MARKET MUTUAL FUNDS SEEK TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE; IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET MUTUAL FUND.

Investment products are made available through Compass Brokerage, Inc., an NASD member broker-dealer. The distributor of the Expedition Funds is SEI Investments Distribution Co. and the distributor of the Goldman Sachs Trust is Goldman, Sachs & Co. Neither SEI Investments Distribution Co. nor Goldman, Sachs & Co. are affiliated with Compass Bancshares, Compass Bank or Compass Brokerage, Inc.

QUESTION AND ANSWER

THE EXPEDITION FUNDS’ PROXY STATEMENT/PROSPECTUS

MANDATORY DISCLAIMER: The following disclosure should be made to all customers either at the beginning or immediately before terminating the phone call.

In order to avoid any confusion regarding the nature of your present investment in the Expedition Funds or regarding an investment in the Goldman Sachs Funds, please note the following:

Shares of the Expedition Funds and shares of the Goldman Sachs Funds are not deposits or obligations of, or guaranteed or endorsed by, Compass Brokerage, Compass Bank, Compass Bancshares or their affiliates or any other bank or financial institution.

Shares of the Expedition Funds and shares of the Goldman Sachs Funds are not insured by the FDIC, the Federal Reserve Board, or any other government agency.

Shares of the Expedition Funds and shares of the Goldman Sachs Funds involve investment risks, including the possible loss of the principal amount invested.

Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

You should read the Combined Proxy Statement/Prospectus you have received carefully.

Investment products are made available through Compass Brokerage, Inc., an NASD member broker-dealer.

Expedition Funds’ Product Manager:	Stephen K. Brownlow
Phone: 713-831-5777
Fax: 713-831-5880

What is this document that I received in the mail?

You have received a Combined Proxy Statement/Prospectus which discusses a proposal to reorganize each of the portfolios offered by the Expedition Funds into a corresponding portfolio offered by the Goldman Sachs Trust. This proposal will be voted on at a Special Meeting of Shareholders of the Expedition Funds scheduled for February 24, 2005. You received this document because you were a shareholder of one or more of the portfolios of the Expedition Funds on January 3, 2005, and shareholders of record on January 3, 2005 are entitled to notice of, and to vote at, the Special Meeting of Shareholders. The portfolios of the Goldman Sachs Trust involved in the proposed reorganization are known as the Goldman Sachs Funds. One or more proxy ballots were included in the mailing to enable you to vote for or against the proposed reorganization transactions.

Why did I receive more than one proxy ballot?

Expedition Fund shareholders will vote on the proposed reorganization transactions on a portfolio by portfolio (i.e., fund by fund) basis. You should have received a proxy ballot for each of the Expedition Funds in which you held shares on January 3, 2005, which is the record date for the February 24, 2005 Special Meeting of Shareholders.

What is the purpose of the proposed transaction?

The Board of Trustees of the Expedition Funds has determined that the reorganization of each of the Expedition Funds into a corresponding Goldman Sachs Fund is in the best interests of the shareholders of each of the Expedition Funds. In approving the reorganization, the Expedition Board of Trustees considered, among other things, the continued viability of the Expedition Funds, due to their relatively small asset size and lack of growth and prospects for growth, and the expected increase in compliance costs as a result of recent regulatory initiatives. Among the potential benefits to the shareholders of the Expedition Funds considered by the Board of Trustees are the following:

(1)	The Goldman Sachs Funds will offer the Expedition shareholders the opportunity to become part of a larger and more diverse family of mutual funds representing different asset classes;

(2)

The Goldman Sachs Funds will offer the Expedition shareholders the opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities;

(3)

The Goldman Sachs Funds will offer the Expedition shareholders the opportunity to invest in larger funds which can potentially use their asset size to achieve greater portfolio diversification and spread relatively fixed costs, such as legal fees, over a larger asset base;

(4)

The project post-reorganization expense ratios of the Goldman Sachs Funds, before applicable fee waivers, will be lower than the operating expense ratios of the corresponding Expedition Funds. The expense ratios of the Goldman Sachs Funds also will be lower than those of the corresponding Expedition Funds (or, in the case of one fund, the same) after applicable voluntary fee waivers are taken into account. Voluntary fee waivers may be discontinued at any time.

When will the proposed reorganization transactions occur?

The meeting of the shareholders of the Expedition Funds to consider the reorganization transactions is scheduled for 10:00 a.m., on February 24, 2005. If the reorganization transactions are approved by the required percentage of the shareholders of the Expedition Funds, it is anticipated that the reorganization will take place on or about February 25, 2005.

What will happen to my holdings in the Expedition Funds if the reorganizations take place?

Each of the Expedition Funds will transfer its assets and certain liabilities to a designated Goldman Sachs Fund. In exchange for the transfer of assets and certain liabilities, Expedition Fund shareholders will receive shares in the corresponding Goldman Sachs Fund. The Combined Proxy Statement/Prospectus contains side-by-side charts showing which Goldman Sachs Fund and share class Expedition Fund shareholders will receive in the reorganization.

How much will my new shares be worth?

On the day that you become a shareholder of the Goldman Sachs Fund or Funds, you will receive shares of the Goldman Sachs Fund or Funds equal in aggregate value to your shares of the corresponding Expedition Funds. It is possible that you won’t own the same number of shares that you owned in the Expedition Funds, but the aggregate value of those shares will be the same on the date of the transfer of assets.

Do the Goldman Sachs Funds make the same kinds of investments as the Expedition Funds?

The agreement and plan of reorganization approved by the Expedition Funds’ Board of Trustees contemplates the reorganization of each of the Expedition Funds into a corresponding portfolio of the Goldman Sachs Funds that has similar investment objectives and policies. There are some differences in the investment policies and strategies of the Expedition Funds and the corresponding Goldman Sachs Funds, which differences are described in the Combined Proxy Statement/Prospectus.

What is Compass' role with the Goldman Sachs Funds?

Compass Bank and various of its affiliates and divisions, including Compass Asset Management and Compass Brokerage, Inc., receive compensation for various services to the Expedition Funds and certain other service providers to the Expedition Funds, and otherwise in connection with the investment of assets of clients and customers in the Expedition Funds. If the reorganization is consummated, these compensation arrangements will terminate. However, Compass Bank and various of its affiliates and divisions, including Compass Asset Management and Compass Brokerage, Inc., will receive compensation from the Goldman Sachs Funds and from Goldman Sachs Asset Management, L.P. and other service providers to the Goldman Sachs Funds in connection with the investment of assets of clients and customers in the Goldman Sachs Funds resulting from the reorganization or from other transactions. The Combined Proxy Statement/Prospectus you received contains more information concerning these compensation arrangements.

What class of shares of the Goldman Sachs Funds will I receive in the organization?

The Combined Proxy Statement/Prospectus contains side-by-side charts showing which Goldman Sachs Fund and share class Expedition Fund shareholders will receive in the reorganization.

What are the costs to shareholders in connection with the proposed reorganization transactions?

Neither the Expedition Funds nor the Goldman Sachs Trust will bear any direct fees or expenses in connection with the reorganization or any explicit brokerage commissions resulting from portfolio transactions executed on behalf of the Expedition Funds in preparation for, or immediately following, the reorganizations. As described in detail in the Combined Proxy Statement/Prospectus, Compass Asset Management, the Expedition Funds’ investment adviser, has agreed to be responsible for various expenses associated with the reorganization and Goldman Sachs Asset Management, L.P., the Goldman Sachs Funds’ investment adviser, has agreed to make a payment to Compass Asset Management to defray reorganization expenses and certain other expenses.

No front-end or contingent deferred sales loads will be imposed on the shares of the Goldman Sachs Funds issued to Expedition Fund shareholders in connection with the reorganization transactions.

How do the expenses of the Goldman Sachs Funds compare with those of the Expedition Funds?

The applicable class of shares of the Goldman Sachs Financial Square Tax-Free Money Market Fund has lower overall expenses before waivers and the same expense ratios after waivers as its corresponding Expedition Fund, the Expedition Tax-Free Money Market Fund. In the case of each of the other Goldman Sachs Funds, overall expenses both before and after waivers are lower than the applicable class of the corresponding Expedition Fund. The waivers are voluntary and can be terminated at any time. The sales load schedules for the Class A and Class B shares of each of the Expedition Funds differ from the sales load schedule of its corresponding Goldman Sachs Fund. You should consult the Combined Proxy Statement/Prospectus for more information.

What should I do?

Please review the Combined Proxy Statement/Prospectus and other materials you received carefully and then vote. The proxy ballot that you received allows you to vote by mail, phone or internet. The Board of Trustees of the Expedition Funds has unanimously recommended that the shareholders of the Expedition Funds vote to approve the proposed transaction. This recommendation is based on the determination by the Board of Trustees that the proposed reorganization of the Expedition Funds into selected portfolios of the Goldman Sachs Funds will be in the best interests of the shareholders of the Expedition Funds.

Will I continue to enjoy exchange privileges?

Because the proposed reorganization contemplates that the Expedition Funds will cease operations, following the reorganizations, if approved and completed, there will no longer be any Expedition Funds available for an exchange. However, following the reorganization, the former Expedition Fund shareholders will be able to exchange their shares of Goldman Sachs Funds among comparable shares of most or all of the other Goldman Sachs Funds.

Will the transfer of assets result in taxes to me?

The reorganization transactions are intended to be tax-free under federal income tax laws, although there can be no assurance that the Internal Revenue Service will not adopt a contrary position. However, the sale of securities by an Expedition Fund prior to the reorganization could increase the amount of the final distribution made by the Expedition Fund prior to the reorganization. Immediately prior to the reorganization, all Expedition Funds will declare and pay to shareholders a final distribution of all of their investment company taxable income for taxable years before the effective time of the reorganization and all of its net capital gain, if any, recognized in taxable years ending on or before the effective time of the reorganization.

Do I have to return the proxy ballot in order to vote?

You are entitled to attend the shareholder meeting in person if you wish. The time and location are designated in the proxy statement/prospectus you received. You may vote without attending the shareholder meeting by returning the completed proxy ballot by mail, by voting on-line or by voting by telephone. Instructions concerning each of these methods of voting are contained in the proxy ballot that accompanied the Combined Proxy Statement/Prospectus.

What happens if I don’t vote?

Your vote is important, no matter how you decide to vote. Unless the holders of more than 50% of the outstanding shares of a particular Expedition Fund return their vote, the shareholder meeting may have to be adjourned and additional proxy materials may have to be sent out, at considerable cost in dollars and time. The affirmative vote of the holders of more than 50% of the outstanding shares of a particular Expedition Fund is required in order to approve the reorganization of that Expedition Fund into the designated Goldman Sachs Fund.

What happens if the reorganization is approved?

If the required percentage of shareholders approve the reorganization and you hold Expedition Fund shares at the time of the reorganization, you will become a shareholder of the corresponding Goldman Sachs Fund even if you did not vote or voted against the reorganization. If you do not wish to have your Expedition Fund shares exchanged for shares of a corresponding Goldman Sachs Fund as part of the reorganization, you should redeem your shares prior to the consummation of the reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the reorganization and your shares are subject to a contingent deferred sales load, your redemption proceeds will be reduced by any applicable sales load.

What happens if the shareholders of some of the Expedition Funds approve the reorganization and the shareholders of other Expedition Funds do not approve the reorganization?

The Expedition Funds, the Goldman Sachs Trust and their respective investment advisers will have several options in the event the reorganization is approved by the required percentage of the shareholders of some of the Expedition Funds, but not by the shareholders of other Expedition Funds. The first option will be to consummate the reorganization with respect to those of the Expedition Funds that approved the reorganization. The second option would be to decide not to consummate the reorganization with respect to any of the Expedition Funds.

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IMPORTANT NOTE: FOR INTERNAL USE ONLY. NOT TO BE DISTRIBUTED TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE.